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1933 Act File No.  33-_____________________
1933 Act File No.  811- ____________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2
(Check appropriate box or boxes)

□           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
□           Pre-Effective Amendment No.
□           Post-Effective Amendment No.

and/or

☒           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
□           Amendment No.  ____________________

EXCELSIOR VENTURE PARTNERS III, LLC

Exact Name of Registrant as Specified in Charter

225 High Ridge Road, Stamford, CT 06905

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code  (866) 921-7951

Marina Belaya, Esq., 114 West 47thStreet, New York, NY  10036

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to:

Thomas J.  Kelly, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111

Name and Address (Number, Street, City, State, Zip Code)

Approximate Date of Proposed Public Offering  N/A

EXCELSIOR VENTURE PARTNERS III, LLC

EXPLANATORY NOTE

On February 23, 2000, Excelsior Venture Partners III, LLC (the “Company” or “Registrant”) filed an election to become a business development company (a “BDC”).  Pursuant to a Registration Statement on Form N-2 (File 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value.  The Company sold 295,210 units via a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000.  In consideration of the planned future operations of the Company, the Board of Managers of the Company (the “Board of Managers”) has evaluated and discussed the feasibility of the Company continuing as a BDC.   On September 25, 2009, the Board unanimously approved a formal proposal to recommend to the members of the Company that the Board be authorized to withdraw the Company’s election to be treated as a BDC and continue operations as a registered closed-end management investment company subject to other registration requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company received member approval to withdraw its election to be treated as a BDC and continue its operations as a registered closed-end management investment company on December 10, 2009.  The actual withdrawal and notice of its application to be registered under the 1940 Act took place on January 29, 2010.  This Registration has been filed by the Company pursuant to Section 8(b) of the 1940 Act.

EXCELSIOR VENTURE PARTNERS III, LLC

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement of Excelsior Venture Partners III, LLC contains the following documents:

Facing Sheet

Contents of Registration Statement

Part A

Part B

Part C

Signature Page

Exhibit Index

Exhibits

PART A

Responses to all or a portion of certain Items required to be included in Part A of this Registration Statement are omitted pursuant to Paragraph 3 of Instruction G of the General Instruction to Form N-2.

ITEMS 1-2.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.                    FEE TABLE AND SYNOPSIS

The following Fee Table and Synopsis summarizes the aggregate expenses of Excelsior Venture Partners III, LLC (the “Registrant” or “Company”).

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	0.00%
Dividend Reinvestment and Cash Purchase Plan Fees	0.00%
Annual Expenses (as a percentage of average net assets)
Management Fee(1)	1.00%
Interest Payments on Borrowed Funds	0.00%
Other Expenses(2)	1.86%
Acquired Fund Fees and Expenses(3)	3.05%
Total Annual Expenses	5.91%

(1)
Calculated on a fee at an annual rate equal to 1.00% of the Company’s end of the quarter net assets (the “Advisory Fee”).  See Item 9.1(f) “Advisory Fees.” The initial advisory fee through the fifth anniversary of the first closing date of April 5, 2001 was 2.00% of net assets.

(2)	Based on expected expenses for the 2010 fiscal year. Includes the Company’s expenses (other than the management fee). Expenses may be higher or lower depending on the asset level of the Company.

(3)
Estimated fees and expenses of the Portfolio Funds for the calendar year of 2009. Fees and expenses of Portfolio Funds are based on expected fees and expenses and range from 1.99% to 4.10%. Future Portfolio Funds’ fees and expenses may be higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. Incentive fees or allocations paid to a portfolio manager generally range between 20% to 25% of the net capital appreciation (if any) in the assets managed by the portfolio manager.

The purpose of the table above and the examples below is to assist investors in understanding the various costs and expenses investors in the Company will bear directly or indirectly.

Example 1

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 committed, drawn and invested investment, assuming a 5% annual return:	$59.00	$175.00	$289.00	$565.00

Example 2

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $50,000 committed, drawn and invested investment, assuming a 5% annual return:	$2,942.00	$8,745.00	$14,443.00	$28,240.00

Example 3

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $150,000 committed, drawn and invested investment, assuming a 5% annual return:	$8,825.00	$26,234.00	$43,328.00	$84,719.00

The examples above are based on the fees and expenses of the Company set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Company’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

ITEMS 3.2, 4 THROUGH 7.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 8.                    GENERAL DESCRIPTION OF THE REGISTRANT.

Description of the Company

The Company was formed as a limited liability company under the laws of the State of Delaware on February 18, 2000.  On February 23, 2000, the Company filed an election to become a business development company (a “BDC”).  The Company elected BDC status intending to make investments into developing businesses, investing primarily in domestic venture capital and other private companies and, to a lesser extent domestic and international private funds negotiated private investments in public companies and international direct investments that the Company’s Investment Adviser (as defined below) believes offer significant long-term capital appreciation.  The Company generally expected that it would provide managerial assistance to such companies.  At the time of its election, the Company believed that this operating model was best effected through the BDC structure.  As a BDC, the Company has been subject to certain provisions of the 1940 Act, including certain provisions applicable only to BDCs, and it was excepted from other provisions of the 1940 Act applicable to registered closed-end management investment companies.  BDCs generally are provided greater flexibility with respect to management compensation, capital structure, transactions involving affiliates and other matters than registered closed-end management investment companies.  Nevertheless, as a BDC, the Company remains subject to significant regulation of its activities, most notably, greater restrictions on permitted types of investments than registered closed-end management investment companies generally.  As a BDC, the Company generally must invest at least 70% of its total assets in “eligible portfolio companies” and certain other qualifying assets as defined in the 1940 Act.

Pursuant to a Registration Statement on Form N-2 (File 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value.  The Company sold 295,210 units via a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000.  Units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor (the “Distributor”).  The Company incurred offering costs associated with the public offering totaling $1,468,218.  Net proceeds to the Company from the public offering, after offering costs, totaled $146,136,782.  The Company’s Certificate of Formation provides that the duration of the Company will be ten years from the final subscription closing date, subject to the rights of the Board of Managers to extend the term for up to two additional two-year periods.

In consideration of the planned future operations of the Company, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC.  The Board believes that given the nature of the Company’s business, the regulatory regime governing the BDCs is no longer appropriate.

As a result, the Board has discussed and evaluated the impact on the Company of the regulatory regime governing the BDCs under the 1940 Act and the limitations on the Company’s investments, and determined that it would be in the best interests of the Company and its members to withdraw the Company’s BDC election and convert the Company into a registered closed-end management investment company (the “Conversion”).

The Board noted that the Conversion would have the potential to decrease the management fees paid by the Company because the incentive fee permitted to be charged to the Company as a BDC would not be permitted after the Conversion and thus would no longer be assessed.  There will be no increase, either direct or indirect, in the base management fee, which is calculated at the annual rate of 1.0% of the average quarterly net assets of the Company, determined as of the end of each fiscal quarter, with such fee payable quarterly in arrears on the last day of each fiscal quarter.  The elimination of the incentive fee, as the change to the management fee, results in a lower potential fee to the Company.  However, this change in the management fee was not a significant factor in the Board’s decision to withdraw the Company’s election to be treated as a BDC.  The Conversion is not anticipated to result in a change in the way the Company values its assets nor is it expected to have any material impact on the Company’s current assets.  As a result of the Conversion, the Board believes that there will be a decrease in the Company’s overall operating expenses.

After consideration of the factors described above, on September 25, 2009, the Board unanimously approved a formal proposal to recommend to the members that the Board be authorized to withdraw the Company’s election to be treated as a BDC and continue operations as a registered closed-end management investment company subject to other registration requirements under the 1940 Act.  The Company received member approval to withdraw its election to be treated as a BDC and continue its operations as a registered closed-end management investment company on December 10, 2009.  The actual withdrawal and notice of its application to be registered under the 1940 Act took place on January 29, 2010.

Investment Objective

The investment objective of the Company is to seek long-term capital appreciation.  Current income is not a significant factor in the selection of investments.  The Company has pursued long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, “Venture Capital Investments”).    Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors.  The Company also intends to invest to a lesser extent in domestic and international venture capital, buyout and other private equity funds managed by third parties (“Portfolio Funds”), negotiated private investments in public companies (“Private Placements in Public Companies”) and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors (“International Venture Capital Investments”).  The Company refers to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as “Direct Investments.” A company in which a Direct Investment is made is considered a “Portfolio Company.” The Company refers to Portfolio Companies and Portfolio Funds as “Underlying Funds.” Pending investment, for operating purposes and for temporary or emergency purposes, the Company will make liquid investments in short-term securities (collectively “Short-Term Investments”).  Although the Company’s objective is to seek long-term capital appreciation, there is no minimum holding period for the Company’s investments and the Company may sell any investment at any time that the Investment Adviser believes it is advantageous to do so.  The disposition of Direct Investments requires the approval of the Board of Managers.

Venture Capital Investments

The Company will seek to achieve its investment objective by investing primarily in Venture Capital Investments.  The Company may also commit to invest funds in a Venture Capital Investment beyond its initial investment or guarantee the obligations of a Venture Capital Investment.  The Company will attempt to reduce the risks inherent in private equity investing by investing in a portfolio of companies involved in different industries and different stages of development, through the utilization of professional management provided by the Investment Adviser in the selection of private equity investments and through the active monitoring of such investments.

Other Private Equity Investments

Subject to the limitations of the 1940 Act, the Company may invest in Portfolio Funds, International Venture Capital Investments and Private Placements in Public Companies (collectively, “Other Private Equity Investments”).  The Company generally will not make a new commitment to any Other Private Equity Investments if, immediately after such commitment is made, more than 30% of the value of our total investment assets would be invested in such assets.  Any Portfolio Fund investments will generally be made in domestic or foreign venture capital, buyout or other private equity funds managed by third parties.  The Company does not expect to invest more than 10% of its total assets in any one Other Private Equity Investment.  The Investment Adviser will not have a role in the management of Portfolio Funds.  Portfolio Funds typically charge a management fee and an incentive fee based upon gains.  These fees are in addition to the management fees payable to the Investment Adviser.

Investment Strategy

The Investment Adviser will evaluate the ability of prospective investments to produce long-term capital appreciation based upon criteria that may be modified from time to time.  The criteria that will initially be used by the Investment Adviser in determining whether to make an investment include:

o	the presence or availability of strong management;

o	the existence of a substantial market for the products or services of a potential Portfolio Company, characterized by favorable growth potential, or a substantial market position in a stable industry;

o	evidence that a potential Portfolio Company offers a differentiated product or service and defensible market position;

o	the opportunity for liquidity to eventually be obtained for the proposed investment through an initial public offering or through a sale of the business; and

o
the willingness of a potential Portfolio Company to permit the Company and its co-investors, if any, to take a substantial position in the company and have representation on its board of directors or a right to attend board meetings as a nonvoting participant, so as to enable the Company to influence the strategic direction of the company.

Although the Company is a non-diversified company (as defined in the 1940 Act), it does not expect to invest more than 10% of its total assets as an initial investment in any one Portfolio Company or Portfolio Fund.  With the approval of the Board of Managers, the Company may change this policy.

As of the date of this Registration Statement, the Company holds investments in four Portfolio Companies and nine Portfolio Funds.  The Company anticipates that its future activities will be limited to follow-on investments, if any, in Portfolio Companies and the funding of its unfunded commitments in Portfolio Funds, as well as the disposition of securities of Portfolio Companies or securities received as in-kind distributions from Portfolio Funds.

Investment Policies and Restrictions

The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act).  The Company’s fundamental investment restrictions are as follows:

1.
The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry.  (This restriction does not apply to Portfolio Funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser) or to follow-on venture capital investments in issuers in which the Company has previously made a venture capital investment).

2.
The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of “senior securities” representing indebtedness, and (b) the Company may borrow money from banks for temporary or emergency purposes.

3.
The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

4.
The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, making bridge loans to support venture capital investments or entering into repurchase agreements in a manner consistent with the Company’s investment policies.

5.
The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

6.	The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The principal investment objective of the Company, to seek long-term capital appreciation by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments, is also fundamental and may not be changed without a vote of a majority of the Company’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, of the lesser of (A) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) more than 50% of the outstanding voting securities of the Company.

With respect to these investment restrictions, the Company will not look through Portfolio Funds.  In addition, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Risk Factors

No new offering is being made concurrent with this Registration Statement; however, the Company is subject to a number of risks and special considerations including the following:

1. Business and Market Risks

The Company’s investment portfolio consists of its direct investment in Portfolio Companies and interests in Portfolio Funds which hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period are difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds and Direct Venture Investments. The primary investments of venture capital funds, as well as the Company’s Direct Investments, are in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

2. Dependence on the Investment Adviser.

The success of the Company is significantly dependent upon the ability of the Investment Adviser to achieve the Company’s investment objectives. The performance of the Investment Adviser’s prior investments is not necessarily indicative of the Company’s future results.

3. Investment in Junior Securities

The securities in which each Portfolio Fund will invest, as well as the Company’s direct Portfolio Company investments, may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

4. Leveraged Investments

A Portfolio Fund’s investments, depending upon its strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

5. Limited Transferability of Interests

There will be no public market for the Interests, and none is expected to develop. There are substantial restrictions upon the transferability of interests under the Limited Liability Company Agreement of the Registrant (the “Company Agreement”) and applicable securities laws.

6. Diversification of Investments

The Company is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Company’s assets that may be invested in the securities of any one issuer. However, the Company generally will not commit more than 10% of the value of its total assets to an initial investment in the securities of a single Portfolio Company or Portfolio Fund. The Investment Adviser believes that this approach helps to reduce overall investment risk.

7. Concentration of Portfolio Fund Investments

Each Portfolio Fund will participate in a limited number of investments and may seek to make several investments in one industry or one industry segment. As a result, each Portfolio Fund’s investment portfolio could become highly concentrated, and the performance of a few holdings may substantially affect its aggregate return. Furthermore, to the extent that the capital raised is less than the targeted amount, a Portfolio Fund may invest in fewer portfolio companies and thus be less diversified.

8. Liabilities of Members

Members will not be liable for any obligations of the Company in excess of their capital account balance, plus their share of undistributed profits. If, however, they receive a distribution from the Company and after such distribution the liabilities of the Company exceed the fair value of the Company's assets (and Members had knowledge of this fact at the time of the distribution) Members may be required to return such distribution to the Company. The Company has no intention of making such distributions.  Members will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Company Agreement.

9. Illiquidity; Lack of Current Distributions

An investment in the Company is illiquid. In addition, the Company will acquire privately offered interests in Portfolio Funds. Transfers of interests and withdrawals, within Portfolio Funds, will be severely restricted. It is uncertain as to when profits, if any, will be realized. Losses on unsuccessful investments may be realized before gains on successful investments are realized. The return of capital and the realization of gains, if any, generally will occur only upon the partial or complete disposition of an underlying investment by a Portfolio Fund. While an investment may be sold at any time, it is not generally expected that this will occur for a number of years after the initial investment. Before such time, there may be no current return on the investment.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Members typically will see negative returns in the Company’s early stages, in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

10. Absence of Regulatory Oversight

The Portfolio Funds and Portfolio Companies will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Portfolio Funds and Portfolio Companies, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

11. Tax Laws Subject to Change

It is possible that the current federal, state, local, or foreign income tax treatment accorded an investment in the Company will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Company. Members therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

12. In-Kind Distributions

Portfolio Funds may make in-kind distributions to the Company, and, particularly in the event of a dissolution of a Portfolio Fund such distribution, may contain securities which are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

13. Projections

Projected operating results of a company in which a Portfolio Fund invests, as well as of prospective direct Portfolio Company investments, normally will be based primarily on financial projections prepared by each company’s management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

14. Need for Follow-On Investments

Following its initial investment in a given portfolio company, the Company or a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that the Company or a Portfolio Fund will make follow-on investments or that the Company or a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by the Company or a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for the Company or a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

15. Non-U.S. Investments

The Company may invest in a Portfolio Fund that is organized outside of the United States or a Portfolio Fund may invest in portfolio companies that are organized or have substantial sales or operations outside of the United States. Such investments may be subject to certain additional risk, due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations, the application of complex U.S. and foreign tax rules to cross-border investments and imposition of foreign taxes on the Company and/or the Members.

16. Independent Counsel

No independent counsel has been retained to represent the interests of the Members. Neither the memorandum nor the Company Agreement has been reviewed by any attorney on behalf of the Members. Legal counsel to the Company and Investment Adviser does not represent any Member.

17. Manager Liability

In certain circumstances, each Portfolio Fund is expected to receive the right to appoint a representative to the board of directors of the companies in which it invests. Serving on the board of directors of a portfolio company exposes the Portfolio Fund’s representatives, and ultimately the Portfolio Fund, to potential liability. Although portfolio companies often have insurance to protect directors and officers from such liability, not all portfolio companies may obtain such insurance, which may be insufficient if obtained.

18. Public Company Holdings

A Portfolio Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, and increased costs associated with each of the aforementioned risks.

19. Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds, as well as the direct investment by the Company in Portfolio Companies will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund or the Company focuses on venture capital investments the companies in which investments are made may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund or the Company invests may face intense competition, including competition from companies with far greater financial resources, more extensive research, development, technological, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

The Company will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

20. Delayed Schedule K-1s

The Company will not be able to provide final Schedule K-1s to Members for any given fiscal year until after April 15 of the following year. Members should be prepared for a substantial delay in receiving final Schedule K-1s. The final Schedule K-1s will not be available until the Company has received tax-reporting information from its Portfolio Funds necessary to prepare final Schedule K-1s. Members will likely be required to obtain extensions of the filing dates for their U.S. federal, state, and local income tax returns. Members will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions. Each prospective Investor should consult with its own adviser as to the advisability and tax consequences of an investment in the Company. Portfolio Funds and their portfolio companies may engage in business, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Members, by virtue of their participation in the Company, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Company may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

21. Recall of Distributions

The Company may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Company obligations. In the event funds are recalled for this purpose, the Company may in turn require Members to return amounts previously distributed to them.

22. Limited Investment Opportunities

In sourcing investment opportunities, the Company will leverage the relationships established by the Investment Adviser and its affiliates among private equity fund sponsors to gain access to attractive Portfolio Funds. However, as a registered investment company, the Company will be required to make certain public disclosures and regulatory filings regarding the Company’s operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, private equity fund sponsors may view such filings as contrary to their business interests and deny access to the Company; but may permit other, non-registered funds or accounts, managed by the Investment Adviser or its affiliates, to invest. As a result, the Company may not be invested in certain private equity funds that are held by other unregistered funds or accounts managed by the Investment adviser or its affiliates, even though those private equity funds are consistent with the Company’s investment objective. In addition, certain provisions of the 1940 Act prohibit the Company from engaging in transactions with the Investment Adviser; however, unregistered funds also managed by the Investment Adviser are not prohibited from the same transactions. As a result, the Company, due to its status as a registered investment company, may be ineligible to participate in certain opportunities that will be available to unregistered investment companies advised by the Investment Adviser.

23. Competition for Investment Opportunities

Many institutional investors, including other fund of funds entities, may seek to invest in many of the same underlying funds in which the Company may also seek to invest. Some of those underlying funds may limit the number of investors and the amount of capital they raise, which may limit or eliminate the ability of the Company to invest in those underlying funds.

In addition, numerous investors will be competing with the Company and Portfolio Funds for desirable investment opportunities. Because of this competition, the Company or Portfolio Funds might not be able to participate in attractive investments that would otherwise be available to them. In addition, competition for investments may also increase the pre-money value of prospective portfolio companies, which may adversely affect investment returns.

24. Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds, Portfolio Companies and the Company. These conditions are not within the control of the Investment Adviser or the sponsors of the Portfolio Funds.

25. Portfolio Company Risks

Companies in which the Portfolio Funds invests and the Portfolio Companies will be subject to the risk that a proposed service or product cannot be developed successfully with the resources available to the enterprise. There can be no assurance that the development efforts of any Portfolio Company will be successful or, if successful, will be completed within the budget or time originally estimated. Additional funds may be necessary to complete such development, to achieve market acceptance, to support expansion or to achieve or maintain competitive positions. The Portfolio Companies and the companies that the Portfolio Funds invest in may not be able to obtain such funds on favorable terms, or at all.

Many of the companies of a Portfolio Fund and the Portfolio Companies may operate at a loss or with highly erratic operating results. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Investment Adviser anticipates that the Company (both directly and through the Portfolio Funds) will be making significant investments in companies in a number of sectors, some of which are rapidly changing, and such companies may face increased risks of product or service obsolescence. There can be no assurance that the Portfolio Companies and the companies that the Portfolio Funds invest in will succeed.

26. Currency Risks.

The Company’s investments that are denominated in currencies other than the U.S. dollar are subject to the risk that the value of the particular currency will change in relation to one or more other currencies. As a result, the Company could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Investment Adviser may try to hedge these risks by investing in foreign currencies, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

ITEM 9.                    MANAGEMENT

ITEM 9.1(a)

Board of Managers

All members of the Company’s Board of Managers (the “Board” or “Managers”) are Independent Managers (as defined below).  The Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations.  The Board monitors and oversees the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business.

Although the Managers review policies regarding the management of the Company and review information regarding the investment program of the Company in connection with periodic meetings of the Board, they do not have an active role in supervising the Company’s ongoing operations.  This means, for example, that the Managers do not select or approve the Company’s investments.  The Managers, in their capacity as such, are not Members of the Company and, accordingly, each Manager in his or her capacity as such has no liability as Members.  Managers will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Units, subject to the eligibility requirements described in this Registration Statement.

Board of Managers and Officers

Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by the Members.  The Company’s officers are appointed by the Managers and oversee the management of the day-to-day operations of the Company under the supervision of the Board.  All of the officers of the Company are directors, officers or employees of the Investment Adviser or its affiliates.  The Managers identified below are not affiliated with the Investment Adviser, or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act of either the Company or the Investment Adviser (the “Independent Managers”).  The Managers and officers of the Company also may be directors and officers of other investment companies managed or advised by the Investment Adviser.  To the fullest extent allowed by applicable law, including the 1940 Act, the Company Agreement indemnifies the Managers and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Information regarding the Board of Managers, including brief biographical information, is set forth below.

Independent Managers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*
Disinterested Managers
Victor F. Imbimbo, Jr. c/o Bank of America Capital Advisors LLC 225 High Ridge Road Stamford, CT 06905 (Born 1952)	Manager and Member of the Audit, Nominating and Valuation Committees	Since Company inception
Mr. Imbimbo is the President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market. Prior to this, Mr. Imbimbo, was Executive Vice President of TBWA\New York and President for North America with TBWA/WorldHealth, a division of TBWA Worldwide where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry.  Mr. Imbimbo serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC.  Mr. Imbimbo is a Board member for Vertical Branding, Inc., a public company specializing in direct response branding and marketing.
10

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager*
Stephen V. Murphy c/o Bank of America Capital Advisors LLC 225 High Ridge Road Stamford, CT 06905 (Born 1945)	Manager and Member of the Audit, Nominating and Valuation Committees	Since Company inception	Mr. Murphy is President of S.V. Murphy & Co., an investment banking firm. Mr. Murphy serves as a manager of Excelsior Venture Investors III, LLC, Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC and Excelsior Directional Hedge Fund of Funds (TE), LLC. He also serves on the board of directors of The First of Long Island Corporation, The First National Bank of Long Island and Bowne & Co., Inc.	10

John C. Hover II c/o Bank of America Capital Advisors LLC 225 High Ridge Road Stamford, CT 06905 NY 10036 (Born 1943)	Manager and Chairman of the Board and Member of the Audit, Nominating and Valuation Committees	Since Company inception. Serves on Audit and Valuation Committees since July 1, 2007	Mr. Hover was an Executive Vice President of U.S. Trust Company (retired since 2000). Mr. Hover serves as chairman of the board of managers of Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Browne Fund, Inc.	10

*
The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Master Fund (TE), LLC.

Set forth below is the name and certain biographical information for the Company’s other executive officers, as reported by them to the Company.

Name and Address	Position(s) Held With the Company	Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Affiliations
James D. Bowden Bank of America Capital Advisors, LLC One Financial Center Boston, MA 02111 (Born 1953)	Chief Executive Officer and President	Since July 2008	Managing Director and Senior Vice President, Bank of America Capital Advisors, LLC (since 1998).

Steve L. Suss Bank of America Capital Advisors LLC 225 High Ridge Road Stamford, CT 06905 (Born 1960)	Chief Financial Officer and Treasurer	Since April 2007
Managing Director, Alternative Investment Solutions, Bank of America (7/07 to present); Director (4/07 to 5/08), Senior Vice President (7/07 to 5/08), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).

Name and Address	Position(s) Held With the Company	Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Affiliations
Matthew J. Ahern Bank of America Capital Advisors LLC One Financial Center Boston, MA 02111 (Born 1967)	Senior Vice President	Since July 2008	Senior Vice President and Director, Alternative Investment Asset Management, Bank of America (12/02 to present)

Marina Belaya Bank of America Capital Advisors LLC 114 W. 47th Street New York, NY 10036 (Born 1967)	Secretary	Since April 2007
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).

Robert M. Zakem Bank of America Capital Advisors LLC 2 World Financial Center New York, NY 10281 (Born 1958)	Chief Compliance Officer	Since June 2009
GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services - US, UBS Financial Services, Inc. (12/04 to 07/06); Senior Vice President and General Counsel, AIG SunAmerica Asset Management Corp. (04/93 to 12/04).

The following table sets forth certain information regarding the compensation received by the Independent Managers from the Company and from all investment companies for which the Investment Adviser or an affiliated person of the Investment Adviser serves as investment adviser (the “Fund Complex”).  No compensation is paid by the Company to Managers who are “interested persons,” as defined by the 1940 Act, of the Company.

Name of Person/Position	Aggregate Compensation From the Company*	Total Compensation From the Company and Fund Complex** Paid to Managers
John C. Hover II Manager	$22,500	$37,250 (11 Funds)
Gene M. Bernstein*** Manager	$18,000	$36,250 (7 Funds)
Stephen V. Murphy Manager	$22,500	$56,250 (11 Funds)
Victor F. Imbimbo, Jr. Manager	$21,500	$55,250 (11 Funds)

*	Aggregate compensation received by the Independent Managers for the fiscal year ended October 31, 2009 from the Company.

**
The parenthetical number represents the number of investment companies (including the Company) from which such person receives compensation that is considered a part of the same Fund Complex  (as previously defined) as the Company, and the compensation is as of December 31, 2009.  For the purposes of calculating total compensation from the Company and Fund Complex, as of December 31, 2009 the Fund Complex included Excelsior Venture Investors III, LLC, a fund which was dissolved and liquidated since that date.

***           Mr. Bernstein resigned from the Board on September 24, 2009.

Managers receive compensation of $10,000 as an annual retainer and the Chairman of the Board receives an additional $1,000 annual retainer.  Also, each member of the Board will receive $2,000 per quarterly meeting attended.  In addition, each Board member will receive $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting.  For each audit committee and valuation committee meeting attended, Board members will receive $1,500, while the Chairman of the Audit Committee and the Nominating Committee will receive an additional $1,000 retainer.  Each member of the Board is reimbursed for expenses incurred for attending meetings.  The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits.

Committees

The Board has formed an Audit Committee currently composed of three Independent Managers, the functions of which are:  (1) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company’s service providers; (2) to oversee the quality and objectivity of the Company’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Company’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Company, the Investment Adviser, and, in certain cases, other affiliates of the Company.

The Board has formed a Valuation Committee, currently composed of three Independent Managers, whose function, subject to the oversight of the Board, is to review the Company’s valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Investment Adviser.  The Valuation Committee will act in accordance with the Company’s valuation procedures.

The Board has formed a Nominating Committee, currently composed of three Independent Managers, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as managers of the Company.  The Nominating Committee will act in accordance with the Company’s nominating committee charter.

ITEM 9.1(b)

Investment Adviser

Bank of America Capital Advisors, LLC (“BACA” or the “Investment Adviser”), which has its principal offices at 100 Federal Street, Boston, MA 02110, serves as the investment adviser to the Company and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Company’s investments.  BACA is a Delaware limited liability company which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Investment Adviser is an indirect wholly-owned subsidiary of, and controlled by, Bank of America, a bank holding and a financial holding company which has its principal executive offices at 101 North Tryon Street, Charlotte, NC 28255.

The Investment Adviser was created in 1998 principally to serve as an investment manager and advisor for third-party investors and Bank of America affiliates desiring investments in the private equity asset class.  The Investment Adviser is registered as an investment adviser under the Advisers Act.

The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Company, pursuant to an investment advisory agreement between the Company and the Investment Adviser (the “Investment Advisory Agreement”).  The Investment Adviser may, at its discretion, enter into agreements with its affiliates or third parties (“Consultants”) to provide the Investment Adviser with investment research, analytical data due diligence, and/or other consulting services, which the Investment Adviser may use in evaluating prospective Portfolio Funds and prospective Portfolio Companies and in monitoring the strategies and investment performance of the managers to the Portfolio Funds and Portfolio Companies.  A Consultant may make recommendations as to the selection of Portfolio Funds and Portfolio Companies for investment by the Company; however, the determination of the Portfolio Funds and Portfolio Companies in which the Company invests is made solely by the Investment Adviser.  Fees payable to the Consultants, if any, are paid by the Investment Adviser and are not borne by the Company.

The Investment Adviser is part of Global Wealth & Investment Management (“GWIM”), a division of Bank of America which provides qualified clients with a range of alternative asset products.  GWIM is the wealth and investment management division of Bank of America, which serves, among others, affluent, wealthy, ultra wealthy and institutional clients.  As of December 31, 2009, GWIM entities managed total client assets of $749.8 billion, which include assets under discretionary management and certain non-discretionary wrap assets.

Bank of America, a Delaware corporation headquartered in Charlotte, North Carolina, is a bank holding company and a financial holding company and is one of the world’s largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services.  Bank of America services more than 59 million consumer and small business relationships with more than 6,100 retail banking offices and more than 4 million small business owners through a suite of online products and services.  The company serves clients in more than 150 countries and has relationships with 99 percent of the U.S. Fortune 500 companies and 83 percent of the Fortune Global 500.  Bank of America stock is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchange.

Prior to May 29, 2008, the Company’s investment adviser was UST Advisers, Inc. (“USTA”).  On May 29, 2008, BACA assumed the responsibilities of the investment adviser to the Company as a result of a transfer (the “Transfer”) of USTA’s rights and obligations under the Advisory Agreement (as defined below) between the Company and USTA dated July 1, 2007.  The Transfer was approved by the Company’s Board of Managers (the “Board” or “Board of Managers”) on March 11, 2008.  This change was a product of corporate mergers resulting from the acquisition by Bank of America of U.S. Trust Corporation (“U.S. Trust Corp.”) in July 2007.  The Transfer of the Advisory Agreement from USTA to BACA did not change (i) the way the Company is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Company, or (iii) the management and incentive fees paid by the Company.  Until July 1, 2007, United States Trust Company, National Association (“U.S. Trust”) acting through its registered investment advisory division, U.S. Trust-New York Asset Management Division had served as the investment sub-adviser to the Company (the “Investment Sub-Adviser”).

USTA, a Delaware corporation and registered investment adviser, had been an indirect wholly-owned subsidiary of, and controlled by, Bank of America, since July 1, 2007.  Prior to that, USTA was an indirect subsidiary of U.S. Trust Corp., a registered financial holding company, which, in turn, was a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).  USTA assumed the duties of the investment adviser from the previous investment adviser to the Company, U.S. Trust Company, N.A. (“UST-NA”), which was acting through its registered investment advisory division, U.S. Trust Asset Management Division, on December 16, 2005.  UST-NA has served as the investment adviser to the Company pursuant to an investment advisory agreement.

On July 1, 2007, U.S. Trust Corp. and its subsidiaries, including USTA and the Investment Sub-Adviser, were acquired by Bank of America (the “Sale”).  USTA continued to serve as the Investment Adviser to the Company after the Sale (until May 29, 2008, as indicated above) pursuant to a new investment advisory agreement with the Company (the “Advisory Agreement”) that was approved at a special meeting of Members of the Company held on March 15, 2007 and was identical in all material respects except for the term and the date of effectiveness to the previous investment advisory agreement.  The Investment Sub-Adviser ceased to serve as the investment sub-adviser to the Company after the Sale.

Under that investment advisory agreement for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter.

The Investment Advisory Agreement  provides for indemnification, to the fullest extent permitted by law, by the Company or the Investment Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

ITEM 9.1(c)

Portfolio Management

Matthew J. Ahern is responsible for the day-to-day management of the Company’s portfolio, subject to such policies as may be adopted by the Board.  Mr. Ahern, a Senior Vice President of the Investment Adviser, joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio Funds group, which he joined in 2002.  His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors.  Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments.  Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee.  Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group.  Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

ITEM 9.1(d)

Administrator

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PNC Global Investment Servicing (U.S.), Inc. (“PNCGIS”) (formerly PFPC Inc.), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent.  In consideration for its services, the Company (i) pays PNCGIS a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $28,750, (ii) pays annual fees of approximately $37,040 for taxation services and (iii) reimburses PNCGIS for out-of-pocket expenses.  In addition, PFPC Trust Company serves as the Company’s custodian.

ITEM 9.1(e)

Custodian

PNC Global Investment Servicing (U.S.), Inc. serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies).  Assets of the Company are not held by the Investment Adviser or commingled with the assets of other client accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus client account.  The Custodian’s principal business address is 8800 Tinicum Blvd., 3rd Floor, Philadelphia, PA 19153.

ITEM 9.1(f)

The following summarizes the amounts and types of fees payable by the Company and the treatment of fund expenses in connection with the operation of the Company.

Distribution Fee

In connection with the public offering which closed on May 11, 2001, the initial investment advisor of the Company paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the public offering.  Pursuant to the distribution agreement, the Distributor may have entered into agreements with one or more financial intermediaries relating to the purchase of units through such selling agents acting as brokers or agents for their customers.  The initial investment advisor or an affiliate paid the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from the public offering.  No fees have been paid to the Distributor since October 31, 2001 and the Company has no obligation to pay any fees to the Distributor.

Advisory Fees

Under the investment advisory agreement for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter.

Company Expenses

The Investment Adviser bears all of its own costs incurred in providing investment advisory and administrative services to the Company, including preliminary due diligence investigations of potential investments.  The Company will bear all of its directly allocable expenses, such as legal expenses, printing, telephone call charges, copy charges, accountant and other consultants’ fees, director fees, and member meeting expenses.  The Company does not have any employee expenses or lease expense.  Any organization expenses or offering expenses were incurred more than 9 years ago, and no new offering is being made concurrent with this Registration Statement.

Allocation of Profit and Loss; Distributions

The Company maintains a separate capital account for each Member that contributed capital to the Company.  Each Member’s capital account shall be increased by (i) the amount of that Member’s capital contributions, (ii) the amount of net profits (or items thereof) allocated to that Member; and (iii) any other increases required by the Treasury Regulations.  Each Member’s capital account shall be decreased by (i) the amount of net losses (or items thereof) allocated to the Member; (ii) all cash amounts distributed to that Member; (iii) the fair market value of any property distributed in kind to that Member (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to for federal income tax purposes), and (iv) any other decrease required by the Treasury Regulations.

After provision for Company Expenses (as defined in the Company Agreement) and establishment of working capital and other reserves as the Appropriate Officers (as defined in the Company Agreement) shall deem appropriate, the Managers may cause all cash and other property received by the Company in respect of its investments in any fiscal period  to be distributed to the Members of record on the record date set by the Managers with respect to such distribution, in proportion to such Member’s capital investment.  A Manager, in its capacity as a Manager, shall not be entitled to any distributions.

For more detailed information concerning the Company’s capital accounts, allocations and distributions see the Company Agreement.

ITEM 9.1(g)               Not Applicable.

ITEM 9.2                    Not Applicable.

ITEM 9.3

To the best of management’s knowledge, there are no control persons of the Company (defined as having beneficial ownership, directly or through one or more controlled companies, of more than 25% of the voting securities of the Company, or having been acknowledged or asserted as such by the controlling or controlled party, or adjudicated as such).

ITEM 10.                    CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1.

The Company is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes.  The beneficial interest in the Company is divided into interests (the “Interests” or “Units”).

Pursuant to a Registration Statement on Form N-2 (File 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of Units with no par value.  The Company sold 295,210 Units via a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000.  Units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor.

All Interests issued by the Company were fully paid and nonassessable.  Interest holders have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Company.  The Company has established on its books a separate capital account in respect of each investor.  Net profits and net losses of the Company are allocated among the capital accounts maintained for investors in proportion to the relative balances in such capital accounts.  An investment in the Company involves substantial restrictions on liquidity and its Interests are not freely transferable.  There is no market for the Interests, and no market is expected to develop.  Consequently, investors may be unable to redeem or liquidate their Interests.

Each subscriber was required to complete, execute and deliver to the Company an executed copy of a subscription agreement.  Units were purchased only by persons who represented to the Company that the value of their total assets (exclusive of their principal residence) less their total liabilities is at least $1,000,000 and that the amount that they are subscribing for does not exceed 10% of their total assets less their total liabilities, and who made the other representations included in the subscription agreement which was entered into by each investor.

Summary of Company Agreement

The following is a summary description of additional items and of select provisions of the Company Agreement.  The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Company Agreement contained as an exhibit.

Liability of Members

Members of the Company are members of a limited liability company as provided under Delaware law.  Under Delaware law and the Company Agreement, a Member is liable for the debts and obligations of the Company only to the extent of its capital commitments and any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the discretion of the Board, may be obligated to satisfy withholding tax obligations with respect to such Member.

Power of Attorney

By investing and by signing the Company Agreement (which each Member will do by virtue of signing a Member certification form), each Member appointed each of the Managers and its designees as such Member’s attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

Dissolution and Liquidation

The Company will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Company Agreement;

•	upon the affirmative vote by the Managers, subject, to the extent required by the 1940 Act, to the consent of the Members;

•	voluntary bankruptcy, liquidation or other dissolution of the Company;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Company; and

•	dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Managers or a liquidator acting as such under appointment by the Managers are charged with winding up the affairs of the Company and liquidating its assets.  Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Company Agreement.

Upon the dissolution of the Company, its assets are to be distributed to Members in accordance with the positive balance in their respective capital accounts, after providing for all obligations of the Company.

Voting

Each Member has the right to cast a number of votes equal to the number of Interests held by such Member at a meeting of Members called by the Managers.  Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Company’s agreement with any investment adviser to the Company, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters.  Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company’s business, and may not act for or bind the Company.

Reports to Members

The Company will furnish to Members, within 60 days after the end of each fiscal year or as soon thereafter as practicable, financial statements and such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.  The Company will provide Schedule K-1s as soon as practicable after it receives all necessary information.

Fiscal Year

The Company’s fiscal year for financial reporting purposes is the 12-month period commencing on November 1 of each year and ending October 31 of each year

ITEM 10.2.                      Not applicable.

ITEM 10.3.                      Not applicable.

ITEM 10.4.

The Company intends to be classified as a partnership and not as an association taxable as a corporation for federal tax purposes or a “publicly traded partnership” taxable as a corporation.  Accordingly, the Company should not be subject to federal income tax, and each Member will be required to report on its own annual tax return such Member’s share of the Company’s taxable income or loss.

If it were to be determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company may be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends.

ITEM 10.5.

As of the date of filing of this Registration Statement, 295,210 Interests have been issued to Members of the Company.

ITEM 10.6.                 Not applicable.

ITEM 11.                    Not applicable.

ITEM 12.                    Not applicable.

ITEM 13.                    Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A.  Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.                    Not applicable.

ITEM 15.                    Not applicable.

ITEM 16.                    Not applicable.

ITEM 17.                    INVESTMENT OBJECTIVE AND POLICIES.

Part A of this Registration Statement contains basic information about the investment objective, policies and limitations of the Company.

ITEM 18.                    MANAGEMENT.

Information about the managers and officers of the Company, their roles in the management of the Company, the compensation of the Managers, and the committees of the Company is included in Part A of this Registration Statement.

The Investment Adviser and its affiliates (and the directors/trustees, officers and employees) may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Company.  As a result of differing trading and investment strategies or constraints, positions may be taken by these parties that are the same, different from or made at different times from positions taken for the Company.  To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Investment Adviser has each adopted a code of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions.  The Codes of Ethics for the Company and the Investment Adviser can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The Code of Ethics also is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors/trustees, advisers or managing general partners.  These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Company to purchase and another client to sell, or the Company to sell and another client to purchase, the same security or instrument on the same day.

Personnel of the Investment Adviser serve as portfolio managers to certain clients and registered and unregistered investment companies that may utilize an investment program that is substantively similar to that of the Company.  In addition, the Investment Adviser currently serves, or may in the future serve, as investment advisers to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees).  Consequently, the Investment Adviser’s investment management activities may present conflicts between the interests of the Company and those of the Investment Adviser, and, potentially, among the interests of various accounts managed by the Investment Adviser principally with respect to allocation of investment opportunities among similar strategies.

Future investment activities of the Investment Adviser and its affiliates and its principals, partners, director/trustees, officers or employees may give rise to conflicts of interest other than those described above.

Each Member has the right to cast a number of votes equal to the number of Interests held by such Member at a meeting of Members called by the Company’s Managers.  Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Investment Advisory Agreement, in each case to the each case to the extent that voting by shareholders is required by the 1940 Act.  Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company’s business, and may not act or bind the Company.

Proxy Voting Policies and Procedures.  Under the 1940 Act, the Board has a right and an obligation to vote proxies relating to the Company’s securities as part of their general fiduciary obligations to the Company and its Members.  Because of its investments in Portfolio Funds, the Company generally does not receive proxy solicitations, although this can happen if it receives an in-kind distribution of publicly traded securities or holds them as a result of an acquisition of a Portfolio Company.  However, the Board has adopted the proxy voting policies and procedures of the Investment Adviser as the Company’s proxy voting policies and procedures.  Subject to the Board’s oversight, the Company has delegated responsibility to vote any proxies the Company may receive to the Investment Adviser.  The Investment Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Company in a manner that serves the best interests of the Company.  A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix A to this Part B.

ITEM 19.                    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of April 1, 2010, certain beneficial owners, the managers, the Chief Executive Officer and the managers and executive officers as a group held of record the following shares.  Except as set forth below, to the Company’s knowledge and based solely on a review of Forms 13D and 13G filed with the SEC (or the lack of such filings, as the case may be), no  person beneficially owned more than 5% of the Company’s shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Units of membership Interest	John C. Hover II c/o Bank of America 114 West 47th Street New York, NY 10036-1532	200 units	*

Units of membership Interest	Victor F. Imbimbo, Jr. c/o Bank of America 114 West 47th Street New York, NY 10036-1532	-0- units	*

Units of membership Interest	Stephen V. Murphy c/o Bank of America 114 West 47th Street New York, NY 10036-1532	200 units	*

Units of membership Interest	James D. Bowden Bank of America Capital Advisors, LLC 100 Federal Street Boston, MA 02110	-0- units	*

Units of membership Interest	Steve L. Suss Bank of America Capital Advisors, LLC 225 High Ridge Road Stamford, CT 06905	-0- units	*

Units of membership Interest	Managers and executive officers as a group (5 persons)	400 units	*

* Indicates beneficial ownership of less than 1% of the total outstanding units.

ITEM 20.                    INVESTMENT ADVISORY AND OTHER SERVICES.

Information of the investment management and other services provided for or on behalf of the Company is contained in Part A of this Registration Statement.

PricewaterhouseCooper serves as the independent registered public accounting firm of the Company.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, acts as counsel to the Company, the Investment Adviser and certain of its affiliates.

Stroock & Stroock & Lavan LLP acts as counsel to the Independent Managers.

The Company is registered under the 1940 Act as a closed-end management investment company.  The Company was formed as a limited liability company under the laws of the State of Delaware on February 18, 2000.  The Company’s principal place office is located at 225 High Ridge Road, Stamford, CT 06905.  The telephone number is (866) 921-7951.

ITEM 21.                    PORTFOLIO MANAGEMENT.

In addition to that provided below, other information may be found in Item 9 of Part A of this Registration Statement.

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$162,679,646	23	$2,060,949,385	1	$13,050,602

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$162,679,646	17	$1,703,116,885	0	N/A

Real, potential or apparent conflicts of interest may arise should Mr. Ahern have day-to-day portfolio management responsibilities with respect to more than one fund.  Mr. Ahern may manage other accounts with investment strategies similar to the Company, including other investment companies, pooled investment vehicles and separately managed accounts.  Fees earned by the Investment Adviser may vary among these accounts and Mr. Ahern may personally invest in these accounts.  These factors could create conflicts of interest because Mr. Ahern may have incentives to favor certain accounts over others that could result in other accounts outperforming the Company.  However, the Investment Adviser believes that these risks are mitigated in the case of the Company since its investment program has been largely completed, subject only to follow-on investments which may be made to certain existing Portfolio Companies and Portfolio Funds.

Mr. Ahern’s compensation package consists of a combination of  base salary, annual incentive performance bonus and equity awards.  There is no direct link between Mr. Ahern’s compensation and the Company’s investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member’s experience and ultimate responsibilities within each member’s respective business unit.  Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Mr. Ahern’s annual bonus and equity awards are discretionary awards distributed after measuring each member’s contributions against quantitative and qualitative goals relative to their individual business responsibilities.  Quantitative goals are relative to the individual’s business unit, and are not directly related to the performance of the Company or any other portfolio relative to any benchmark, or to the size of the Company.  An example of a quantitative measure is associate turnover ratio.  Qualitative measures may include staff management and development, process management (ex:  adherence to internal and external policies), business management and strategic business input to the business platform.

As of the date of this Registration Statement, Mr. Ahern does not own Interests.

ITEM 22.                    BROKERAGE ALLOCATION AND OTHER PRACTICES.

Each Portfolio Fund’s manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund that it manages and for the allocation of brokerage. The Portfolio Funds generally will not hold publicly traded securities except as a result of a liquidity event such as an initial public offering by or acquisition of their own portfolio companies. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On many foreign stock exchanges, commissions are fixed.  No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund, it is expected that each Portfolio Fund manager will generally seek to obtain the best price and execution for the transactions, taking into account factors, such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities.  Although it is expected that each Portfolio Fund manager generally will seek reasonably competitive commission rates, a Portfolio Fund manager will not necessarily pay the lowest commission available on each transaction.  The Portfolio Fund managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Brokerage practices adopted by Portfolio Fund managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Portfolio Fund manager may place orders for a Portfolio Fund with brokers that provide the Portfolio Fund manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  The expenses of the Portfolio Fund managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund managers or their affiliates in providing services to clients other than the Portfolio Funds.  In addition, not all of the supplemental information is necessarily used by a Portfolio Fund manager in connection with the Portfolio Fund it manages.  Conversely, the information provided to a Portfolio Fund manager by brokers and dealers through which other clients of the Portfolio Fund manager or its affiliates effect securities transactions may be useful to the Portfolio Fund manager in providing services to the Portfolio Fund.

Based on representations in the Portfolio Funds’ offering documents, the Company generally believes that Portfolio Funds will follow practices similar to those described above.  The Company has no control over Portfolio Fund brokerage arrangements or operations and there is a risk of Portfolio Fund misconduct.

ITEM 23.                    TAX STATUS.

The following is a summary of certain aspects of the U.S. federal income taxation of the Company that should be considered by a prospective Investor.  The Company has not sought a ruling from the Internal Revenue Service or any other federal, state, or local agency with respect to any of the tax issues affecting the Company.  Further, the Company has not obtained an opinion of counsel with respect to any federal tax issues other than the characterization of the Company as a partnership for federal income tax purposes.

This discussion is based on the Company’s intended plan of operation applying the federal income tax laws as currently in effect as contained in the Internal Revenue Code (“Code”), Treasury Regulations, and relevant judicial decisions and administrative guidance.  The federal tax laws are subject to change, and any such change may materially affect the tax consequences of an investment in the Company.  Neither the Investment Adviser nor its counsel has any continuing duty to advise the Company or any Member of any changes in the tax law that may affect any party or cause any part of this discussion to become inaccurate.  No rulings or opinions of counsel (except as noted above with respect to the Company’s partnership status) have been or will be requested with respect to any tax-related matter discussed herein.  There can be no assurance that the positions the Company takes on its tax returns will be accepted by the Internal Revenue Service (“IRS”).  This discussion relates only to U.S. federal income taxes and not to any local, state or foreign taxes or U.S. federal taxes other than income taxes.

Because this discussion is a general summary, it does not address all aspects of federal income taxation that may be relevant to a particular investor in light of the Investor’s particular circumstances, nor does it address, unless explicitly noted (and only to the extent so noted), certain types of Investors subject to special treatment under the federal income tax laws, including but not limited to tax-exempt organizations, insurance companies, financial institutions, broker-dealers, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, investors who are themselves partnerships or other pass-through entities for federal income tax purposes, regulated investment companies, real estate investment companies, real estate mortgage investment conduits, expatriates, persons liable for alternative minimum tax, persons whose “functional currency” is not the U.S. dollar, persons holding their investment as part of a hedging, constructive sale or conversion, straddle, or other risk-reducing transaction, and persons acquiring their interests in the Company in connection with the performance of services.  Except as otherwise explicitly noted under “Non-U.S. Investors” below, this summary addresses only individual citizens or residents of the United States, corporations (including entities treated as corporations for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia, estates with income subject to United States federal income tax regardless of its source, or trusts subject to primary supervision by a United States court or for which United States persons control all substantial decisions.

Portions of this discussion address the ability of Investors to utilize items of loss or deduction allocated to them by the Company.  Potential investors are cautioned that the Company will not be operated for the purpose of generating tax deductions, losses, credits, or other benefits.  Investors should not anticipate that an investment in the Company will yield items of deduction, loss, or credit to offset items of income or gain from other sources.

Potential investors should consult with their own tax advisers in order to understand the federal, state, local and foreign income tax consequences of an investment in the Company.

The Company’s Tax Status

The Company intends to be treated as a partnership for federal income tax purposes, and the Company’s legal counsel at the first subscription closing had provided an opinion to investors that the Company will be so treated.  As a partnership, the Company will not be subject to federal income tax.  Instead, each Member will be required annually to take into account its respective distributive share of the Company’s items of taxable income, gain, loss, deduction and credit, without regard to whether any distributions are made by the Company.  Generally, ordinary income or loss earned or incurred by the Company will be ordinary income or loss to the Members, and capital gain or loss earned or incurred by the Company will be capital gain or loss to the Members.  Distributive shares of income, gain, loss, deduction, and credit are allocated in accordance with the Company Agreement.  The Company expects that such allocations will be respected by the IRS as either having “substantial economic effect” (and complying with other regulatory safe harbor provisions) or being determined in accordance with a “partner’s interest in the partnership.” However, the regulations regarding when allocations are respected for tax purposes are very complex, and there can be no assurance that the allocations described in the Company Agreement will be respected by the IRS.

Generally, distributions received by a Member from the Company (as opposed to allocations of taxable income or loss) will only be taxable to the extent a Member receives money in excess of the Member’s basis in its Company Interest.  The Company expects to qualify as an “investment partnership” within the meaning of Section 731(c)(3)(C) of the Code as long as the Company does not actively and substantially participate in the management of any Portfolio Fund or hold 20 percent or more of the total capital and profits interests in any Portfolio Fund.  The Company may also qualify as an “investment partnership” in other circumstances.  If the Company does not qualify as an “investment partnership,” a Member receiving a distribution of marketable securities from the Company may recognize taxable gain to the extent the fair market value of the distributed securities plus any distributed money exceeds the Member’s basis in its interest in the Company.  A Member selling appreciated securities distributed to it tax-free by the Company will generally recognize taxable gain based on the total appreciation in the value of the securities (subject to certain adjustments and exceptions in the case of a distribution in liquidation of a Member’s interest in the Company), including such appreciation that accrued while the securities were held by the Company.

The Company will file U.S. federal partnership information returns, reporting its operations for each fiscal year.  The Company also will provide Members with statements to assist Members in determining and reporting on their federal income tax returns items of taxable income, gain, loss, deduction and credit arising from their investment in the Company.  Because the Company must receive tax-reporting information from the Portfolio Funds and await the results of its annual audit before it can prepare such statements, the Company will not be able to provide tax-reporting statements to the Members until significantly after April 15 of each year.  Members must be prepared to obtain extensions for filing their U.S. federal, state, and local income tax returns each year.

Investments in Portfolio Funds and Portfolio Companies

The Company expects to invest in Portfolio Funds and Portfolio Companies.  The Company anticipates, but can provide no assurance that, the Portfolio Funds will be treated as partnerships for federal income tax purposes and will, in turn, invest in the equity or debt securities of portfolio companies.  Assuming for the remainder of this discussion that this is so, the federal income tax consequences of the Company’s investment in a Portfolio Fund or a Portfolio Company will depend heavily on the structure and other circumstances of the Portfolio Companies and those companies selected by the Portfolio Funds.  Beyond its ability to choose among Portfolio Funds in which to invest, the Company will have no control over the Portfolio Funds and their choice of investments.  Furthermore, the Company may have only a limited ability to influence the structure of a Portfolio Company.  Therefore, Members must be prepared for allocations presenting a wide variety of federal income tax consequences.

To the extent Portfolio Funds invest in domestic companies taxed as corporations, or the Company’s Portfolio Companies are taxed as corporations, unlike those taxed as partnerships, such companies are subject to federal income tax and will report separately their income, gains, losses, deductions, and credits on their own tax return.  Interest or dividends earned from such companies will generally be ordinary income.  Generally, the federal income tax consequences of a disposition of investments in such companies will depend on whether the Portfolio Fund, or the Portfolio Company, as the case may be, is treated as an investor or trader (i.e., realizing capital gains or losses), or a dealer (i.e., realizing ordinary income or loss) for tax purposes.

To the extent Portfolio Funds, or the Company, invest in domestic companies taxed as partnerships, such companies, like the Company itself, will not be subject to federal income tax.  The Portfolio Funds and the Company and the Members themselves, must take into account for tax purposes a distributive share of such company’s items of taxable income, gain, loss, deduction, and credit without regard to whether such company ever makes distributions.  Moreover, the Portfolio Funds, Company, and Members will be deemed engaged in any trade or business carried on by such company taxed as a partnership.  As noted above, the federal income tax consequences of a disposition of investments in such companies will depend on whether the Portfolio Fund, or the Portfolio Company, as the case may be, is treated as an investor, trader, or a dealer for tax purposes.  In addition, when disposing of a company treated as a partnership, gain or loss attributable to inventory or unrealized receivables (defined broadly to include, among others, recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) that might otherwise be capital gain will instead be ordinary income or loss.

To the extent the Portfolio Funds, or the Company, invest in foreign entities, the tax consequences will vary widely depending on the jurisdiction and structure of such entity.  Foreign entities treated as corporations for U.S. federal income tax purposes may be classified as “controlled foreign corporations” or “passive foreign investment companies” under the Code, subject to a variety of unfavorable federal income tax consequences, including but not limited to accelerating the timing of taxable income to the Members or altering the character (i.e., ordinary vs.  capital gain) of a Member’s income.  Gains or losses from certain foreign currency transactions attributable to exchange rate fluctuations are treated as ordinary income or loss.  In addition to taxing such entity’s operations, foreign jurisdictions may impose withholding taxes on dividends, interest, or other payments to the Portfolio Funds or the Company.  Subject to numerous limitations, Members may be entitled to a credit or deduction for their share of such withholding taxes and certain other foreign taxes incurred by the Portfolio Funds, the Company or the Portfolio Companies.

Portfolio Funds and their portfolio companies, as well as the Company and its Portfolio Companies, may engage in business in, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions.  Members, by virtue of their participation in the Company, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations.  Each Investor should consult an independent adviser regarding how an investment in the Company may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

Net Asset Valuation

The Company computes its net asset value (“NAV”) as of the end of the last business day of each quarter (the “Valuation Date”) after it has received reports from the Underlying Funds related to that quarter and at such other times as deemed appropriate by the Valuation Committee on the advice of the Valuation Agent (as defined below).  In order to determine the NAV per Unit, the Company takes:  (i) the value of the assets of the Company, including the value of its investments in Underlying Funds, less (ii) the Company’s liabilities; and (iii) the difference shall be divided by the number of outstanding Units of the Company.

The Board and its Valuation Committee adopted the valuation procedures (the “Procedures”) pursuant to which the Company will value its investments in the Portfolio Funds at fair value. The Board delegated to the Company’s investment adviser (the “Valuation Agent”) general responsibility for determining, in accordance with the Procedures, the value of the assets held by the Company.  On an as needed basis, the Managers may be called upon to resolve issues regarding valuation of the Company’s assets.  For this purpose the Valuation Committee of the Board consists of the Independent Managers.

Limitations on Certain Deductions

The Company intends to engage in investment activities rather than in any active trade or business.  As a result, noncapitalized expenses of the Company (e.g., fees paid to the Investment Adviser) will represent “miscellaneous itemized deductions” for non-corporate taxpayers, deductible only to the extent they exceed 2 percent of a taxpayer’s adjusted gross income.  Overall itemized deductions for individual taxpayers are subject to further limitations.  Investors may be affected by the “passive activity loss” rules.  Under those rules, affected investors may deduct losses from passive activities, which are generally trade or business activities in which the investor does not materially participate, only to the extent of the taxpayer’s income from passive activities. Disallowed losses are suspended and carried forward, usable to offset future income from passive activities and also allowed as a loss upon the complete disposition of an Investor’s interest in the Company. To the extent the portfolio companies of our Portfolio Funds are pass-through entities engaged in a trade or business, investors may be treated as engaged in passive activities through the Company.  Otherwise, where the Company’s activities do not constitute a passive activity, subject to the limitations described herein, an investor generally can deduct from its taxable income its allocable share of Company losses, deductions and credits attributable to such non-passive activities. However, an investor will not be able to offset losses from passive activities against its allocable share of Company income or gain attributable to non-passive activities.

The Code limits the ability of Members to utilize other losses and deductions that may arise from the Company’s activities.  For instance, allocations of loss or deduction from the Company, or the ability to utilize such allocations, may be limited by a Member’s adjusted capital account or its adjusted basis in its interest in the Company.  Additionally, the use of capital losses is subject to significant limitations, as is the use of deductions for “investment interest” should the Company or Portfolio Funds use leverage in their investments.  Individuals and certain closely held corporations are subject to the “at risk” rules that limit a Member’s ability to utilize losses to the amount the taxpayer has at risk in the Company’s activities.  The Company’s organizational expenses may be amortizable only over a 15-year period, if at all.  Certain expenses incurred by the Company in offering and selling Company Interests will be non-deductible altogether.

Disposition of Interest in the Company

A Member’s gain or loss upon a disposition of its interest in the Company will typically be capital gain or loss, long-term if the Member holds the interest for more than one year, except that gains or losses attributable to inventory or unrealized receivables (defined broadly to include, among others, recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) will be ordinary income or loss.  As noted above, the use of capital losses is subject to significant limitations.

Tax-Exempt Investors

The discussion below addresses how certain investors such as tax-exempt organizations, qualified plans, individual retirement accounts and annuities, and state colleges and universities (“Tax-Exempt Investors”) may be subject to unrelated business income tax (“UBIT”) due to the Company’s activities.

Income from a trade or business, regularly carried on, that is unrelated to a Tax-Exempt Investor’s exempt purposes, and income derived from debt-financed property, are subject to UBIT.  If the Portfolio Funds invest in companies treated as partnerships for tax purposes, a Tax-Exempt Investor’s distributive share of income earned by the Company will be subject to UBIT if such income would have been subject to UBIT if earned directly by the Tax-Exempt Investor.  Moreover, certain income from foreign portfolio companies treated as corporations, such as insurance income from controlled foreign corporations, may be subject to UBIT.  Furthermore, if a Tax-Exempt Investor debt-finances its investment in the Company, the Company debt-finances its investment in a Portfolio Company, or a Portfolio Fund uses leverage in its own investment activities, some or all of the Tax-Exempt Investor’s distributive share of income from the Company may be subject to UBIT.

The Company makes no assurance that Tax-Exempt Investors will not incur UBIT as a result of their investment in the Company.  Each potential investor should consult an independent tax advisor regarding the UBIT consequences of an investment in the Company in light of the investor’s particular circumstances.

Non-U.S. Investors

The discussion below addresses the application of certain federal income tax laws to investors who are not United States citizens, residents, business entities, estates, or trusts (“Non-U.S. Investors”).  The application of the federal tax laws to non-U.S. persons is complex, and this summary does not address all aspects of those laws.

Except to the extent of income “effectively connected” with a U.S. trade or business (in all cases to include the disposition of U.S. real property or U.S. real property holding corporations), a Non-U.S. Investor’s distributive share of the Company’s capital gains will not be subject to U.S. tax, and its distributive share of the Company’s dividends, interest, and certain other income will be subject only to a 30 percent withholding tax.  Under certain circumstances, the withholding tax may be reduced or eliminated if a Non-U.S. Investor properly certifies to its entitlement to tax treaty benefits or the “portfolio interest” exception.

If the Company, a Portfolio Fund, or a Portfolio Company treated as a partnership for federal tax purposes is deemed engaged in a U.S. trade or business, then a Non-U.S. Investor will be deemed engaged in a U.S. trade or business.  A Non-U.S. Investor deemed engaged in a U.S. trade or business is subject to federal income tax on any income “effectively connected” with that trade or business on similar terms and rates as a U.S. person.  In those circumstances, the Company must withhold tax on the Non-U.S. Investor’s distributive share of effectively connected income, and the Non-U.S. Investor must file a U.S. tax return.  Furthermore, the Non-U.S. Investor may be subject to U.S. federal income tax on its gain from the disposition of its interest in the Company, and, if a corporation, the Non-U.S. Investor may be subject to an additional 30 percent branch profits tax on its earnings and profits effectively connected with the U.S. trade or business.

The Company makes no assurance that Non-U.S. Investors will not be deemed engaged in a U.S. trade or business as a result of their investment in the Company.  Each potential Investor should consult an independent tax advisor regarding the tax consequences of an investment in the Company in light of the investor’s particular circumstances.

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Company.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.  Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be “plan assets” of the ERISA Plans investing in the Company for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA.

The Investment Adviser will require an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Company’s investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities which are affiliated with the Investment Adviser.  Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services.  ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code.  Fiduciaries of ERISA Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of such affiliated persons and duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a basis for the decision to invest in the Company.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA contained in this Registration Statement, is, of necessity, general and may be affected by future publication of regulations and rulings.  Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

ITEM 24.                    FINANCIAL STATEMENTS.

The Company will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

Appendix A to Part B

PROXY VOTING POLICIES AND PROCEDURES

ALTERNATIVE INVESTMENT ADVISORS
Banc of America Investment Advisors, Inc.
Bank of America Capital Advisors, LLC
U.S. Trust Hedge Fund Management, Inc.
(Collectively, “AI Advisors”)

Applicability: Proxy Voting Policy

a.           Area of Focus: Portfolio Management

Date Last Reviewed:	January 31, 2010

Applicable Regulations

•	Rule 206(4)-6 under the Investment Advisers Act of 1940
•	Form N-PX
•	ERISA Department of Labor Bulletin 94-2
•	Rule 30b1-4 under the Investment Company Act of 1940
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where an AI Advisor has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

Procedures for Achieving Compliance

Alternative Investment (“AI”) Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors. Not included in the meaning of “Client” for purposes of this policy are Private Funds or RICs that are sub-advised by third parties for which the sub-adviser has been delegated the authority to vote proxies.

Appendix A-1

AI Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the AI Advisor will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  An Advisor may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Client held the security prior to the security’s liquidation.

For Hedge Fund Clients, it is AI’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights.  This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by the AI Advisor sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients, except with respect to Adverse Measures (defined below), in determining how AI should vote a security, AI Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

-would result in the affected AI Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

-has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

would not result in the affected AI Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Advisors on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the AI Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

Appendix A-2

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•           Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•           Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Advisors or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who together will determine if a potential conflict exists and in such cases will contact  the  AI Conflicts Officer for resolution. The AI Advisor will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assessed whether such conflict is material or not, and if so then

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Investors:

AI will deliver a summary of AI’s proxy voting policies and procedures to each prospective investor by delivering the Advisors’ Form ADV Part II to prospective investors.  The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AI will, upon the reasonable request of a current investor, provide the current investor with how AI has voted proxies, for the prior one year period, on behalf of the specific AI Client that said investor has invested in.

Appendix A-3

AI will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Supervision

For private equity Clients, the Head of Private Equity Portfolio Management is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy.  For hedge fund Clients, the Head of Hedge Fund Portfolio Management is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

Escalation
The applicable AI Portfolio Management Heads must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all material exceptions to the Chief Compliance Officer.

The AI Advisor may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and .

Monitoring/Oversight
The AI Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period.  The Compliance SME will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•	Minutes of AI Investment Committee Meetings
•	Proxy Voting Record
•	Records Required for Form N-PX (Registered Clients Only)
•	Other documents as proscribed in Rule 204(2)(c)-17

Appendix A-4

PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B.  Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 25.                    FINANCIAL STATEMENTS AND EXHIBITS.

1.           The Registrant will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.  The Registrant has included its most recent financial statements in its Annual Report on Form 10-K as filed with the Securities and Exchange Commission on January 25, 2008.  (File No. 814-00209).

2.

(a)(i)	Certificate of Formation of Limited Liability Company dated February 18, 2000. (1)

(a)(ii)	Certificate of Amendment filed April 26, 2000. (2)

(a)(iii)	Limited Liability Company Agreement. (1)

(a)(iv)	Amendment to Limited Liability Company Agreement.

(b)	Not applicable.

(c)	Not applicable.

(d)	See Item 25(2)(a)(iii) and (a)(iv)

(e)	Not applicable.

(f)	Not applicable.

(g)(i)	Form of Investment Advisory Agreement for Former Investment Adviser. (3)

(g)(ii)	Form of Investment Advisory Agreement for Investment Adviser. (4)

(g)(iii)	Form of Investment Sub-Advisory Agreement (3)

(h)	Not applicable.

(i)	Not applicable.

(j)	Form of Custodian Agreement (3)

(k)	Form of Administration, Accounting and Investor Services Agreement. (3)

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(i)	Code of Ethics of Registrant

(r)(ii)	Code of Ethics of Investment Adviser

(1)  Incorporated by reference to the Company’s Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on February 23, 2000 (File No. 814-00209).

(2) Incorporated by reference to the Company’s Registration Statement on Form N-2 as filed with the Securities and Exchange Commission on April 27, 2000 (File No. 814-00209).
(3) Incorporated by reference to the Company’s Registration Statement on Form N-2/A as filed with the Securities and Exchange Commission on August 10, 2000 (File No. 814-00209).
(4) Incorporated by reference to the Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on January 25, 2008.  (File No. 814-00209).

ITEM 26.                    MARKETING ARRANGEMENTS.

Not applicable.

ITEM 27.                    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

No new offering is being made concurrent with this Registration Statement so there are no expenses in connection with an issuance and distribution of securities.  The Company has withdrawn its election to be treated as a BDC and will continue its operations as a registered closed-end management investment company.

ITEM 28.                    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

No person will be directly or indirectly under common control with the Registrant.

ITEM 29.                    NUMBER OF HOLDERS OF SECURITIES.

Set forth below is the number of record holders as of December 31, 2009, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Limited Liability Company Interests	1,380

ITEM 30.                    INDEMNIFICATION.

Registrant’s Company Agreement contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Managers and officers under certain circumstances.  The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position.  Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

ITEM 31.                    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of the Investment Adviser is, or at any time during the past two fiscal years has been, engaged is set forth in Part B of this Registration Statement and/or incorporated by reference to the Form ADV filed by the Investment Adviser with the SEC pursuant to the Advisers Act.  The principal business address of the Investment Adviser is 100 Federal Street, Boston, MA 02110.

ITEM 32.                      LOCATION OF ACCOUNTS AND RECORDS.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, PNC Global Investment Servicing, Inc., located at 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 100 Federal Street, Boston, MA 02110.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.

ITEM 33.                    MANAGEMENT SERVICES.

Not applicable.

ITEM 34.                    UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the 29th day of April, 2010.

EXCELSIOR VENTURE PARTNERS III, LLC

By:          s/ James D.  Bowden
Name:  James D.  Bowden
Title: President

EXHIBIT INDEX

(a)(iv)	Amendment to Limited Liability Company Agreement.

(r)(i)	Code of Ethics of Registrant.

(r)(ii)	Code of Ethics of Investment Adviser.